UNITED  STATES

Securities AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

EQUITY EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 27, 2016 (June 28, 2016)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	000-55701	30-0868937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Coach Cove Sanford, MI	48657
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Equity Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Equity Purchase Agreement with KODIAK CAPITAL GROUP LLC

On August 12, 2016, HPIL Holding (the “Company”) entered into an Equity Purchase Agreement (the “Original Equity Purchase Agreement”) with KODIAK CAPITAL GROUP, LLC (“KCG”).  The Company and KCG executed an Amended and Restated Equity Purchase Agreement dated December 27, 2016 (the “Amended Equity Purchase Agreement”; together with the Original Equity Purchase Agreement, the “Equity Purchase Agreement”), which completely restates and makes minor revisions to the Original Equity Purchase Agreement, such as correcting the stated capitalization of the Company and extending the period of the Original Equity Purchase Agreement. The Company and KCG also entered into a Registration Rights Agreement dated August 12, 2016 (the “Registration Agreement”, and together with the Equity Purchase Agreement, the “Agreements”).  Pursuant to the Equity Purchase Agreement, the Company, at its sole and exclusive option, may issue and sell to KCG, from time to time as provided therein, and KCG would purchase from the Company shares of the Company’s common stock (“Shares”) equal to a value of up to Five Million Dollars ($5,000,000).  Pursuant to the Registration Agreement, the Company has agreed to provide certain registration rights under the Equity Act of 1933, as amended, and applicable state laws with respect to all Shares issued in connection with the Equity Purchase Agreement.

Subject to the terms and conditions of the Equity Purchase Agreement, the Company, at its sole and exclusive option, may issue and sell to KCG, and KCG shall purchase from the Company, the Shares upon the Company’s delivery of written notices to KCG. The aggregate maximum amount of all purchases that KCG shall be obligated to make under the Equity Purchase Agreement shall not exceed $5,000,000. Once a written notice is received by KCG, it shall not be terminated, withdrawn or otherwise revoked by the Company.  The purchase price per share for each purchase of Shares to be paid by KCG shall be seventy percent (70%) of the lowest trading price (or if there are no recorded trades, the lowest closing price) during the Valuation Period (as defined and calculated pursuant to the Equity Purchase Agreement).  KCG is not obligated to purchase any Shares unless and until the Company has registered the Shares pursuant to a registration statement on Form S-1 (or on such other form as is available to the Company).

Additionally, on June 28, 2016, upon the signing of a Term Sheet for the Equity Purchase Agreement, the Company issued to KCG a Convertible Promissory Note (the “Note”) in the principal amount of $215,000 as payment of a commitment fee to induce KCG to enter into the Agreements.  The Note is due in full on or before January 28, 2017.  The Company may prepay this Note in whole or in part at any time following at least fifteen (15) and no more than sixty (60) days’ advance written notice to the Holder, provided that the Holder shall retain all rights of conversion until the date of repayment, notwithstanding the pendency of any prepayment notice.

KCG has the right to convert all or any portion of the note balance at any time at a conversion price per share of fifty percent (50%) of the Current Market Price (as defined and calculated pursuant to the Note), which is adjustable in accordance with the Note terms in the event certain capital reorganization, merger, or liquidity events of the Company as further described in the Note. Upon an Event of Default (as defined in the Note), the principal amount increases to $250,000 and the conversion price shall decrease to 25% of the Current Market Price (as defined and calculated pursuant to the Note).

On December 27, 2016, the Company and KCG entered an Amendment and Waiver (the “Amendment and Waiver”), pursuant to which KCG waived certain defaults of the Company under the Note and amended the Note to delete a default provision requiring the Company to file a registration statement by a certain date, amend a default provision to reflect the Company’s listing on the OTCPink market, and extend the maturity date to July 28, 2017.

The Original Equity Purchase Agreement, Amended Equity Purchase Agreement, Registration Agreement, Note, and Amendment and Waiver contain other provisions customary to transactions of this nature. The foregoing descriptions of the Original Equity Purchase Agreement, Amended Equity Purchase Agreement, Registration Agreement, Note, and Amendment and Waiver are qualified in their entirety by reference to the Original Equity Purchase Agreement, Amended Equity Purchase Agreement, Registration Agreement, Note, and Amendment and Waiver, which are filed herewith as Exhibits and incorporated herein by reference.

Securities Purchase Agreement with KODIAK CAPITAL GROUP LLC

On December 27, 2016, the Company and KCG entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which the Company sold to KCG a convertible promissory note in the amount of $60,000 for a purchase price of $50,000.  Pursuant to the Securities Purchase Agreement, the Company issued to KCG a 15% Convertible Note (the “December Note”) in the principal amount of $60,000.  The December Note accrues interest at the rate of 15% per year and is due in full on or before December 27, 2017.  The Company may prepay this Note in whole at any time prior to six months from the issue date on at least 5 Trading Days (as defined in the December Note) but not more than 10 Trading Days notice, provided that the Holder shall retain all rights of conversion until the date of repayment, notwithstanding the pendency of any prepayment notice.

KCG has the right to convert all or any portion of the note balance at any time at a conversion price per share of forty percent (40%) lowest sale price for the Company’s Common Stock during the thirty (30) consecutive Trading Days immediately preceding the Conversion Date (as defined and calculated pursuant to the Note), which is adjustable in accordance with the Note terms in the event certain capital reorganization, merger, or liquidity events of the Company as further described in the Note.

The Securities Purchase Agreement and December Note contain other provisions customary to transactions of this nature. The foregoing descriptions of the Securities Purchase Agreement and December Note are qualified in their entirety by reference to the Securities Purchase Agreement and December Note, which are filed herewith as Exhibits and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF  EQUITY SECURITIES

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit
10.1*	Equity Purchase Agreement, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated August 12, 2016.
10.2*	Amended and Restated Equity Purchase Agreement, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated December 27, 2016.
10.3*	Registration Rights Agreement, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated August 12, 2016.
10.4*	Convertible Promissory Note, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated June 28, 2016.
10.5*	Amendment and Waiver, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated December 27, 2016.
10.6*	Securities Purchase Agreement, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated December 27, 2016.
10.7*	15% Convertible Note, by and between the Company and KODIAK CAPITAL GROUP, LLC, dated December 27, 2016.

*   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: December 27, 2016	By: /S/ Nitin Amersey Nitin Amersey Director, Chief Financial Officer, Treasurer and Corporate Secretary